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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported)     August 9, 2004
                                                      --------------------------

                              WILLBROS GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Republic of Panama                1-11953                      98-0160660
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 (State or other              (Commission File               (I.R.S. Employer
 jurisdiction of                   Number)                  Identification No.)
 incorporation)


                               Plaza 2000 Building
                             50th Street, 8th Floor
                               P.O. Box 0816-01098
                           Panama, Republic of Panama
                           --------------------------
          (Address, including zip code, of principal executive offices)


   Registrant's telephone number, including area code     (50-7) 213-0947
                                                      --------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 12.        Results of Operations and Financial Condition.

                On August 9, 2004, the Registrant issued a press release announcing second quarter 2004 results. A copy of the press release is attached as Exhibit 99 to this Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of
                Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WILLBROS GROUP, INC.

Date: August 9, 2004                       By: /s/ Warren L. Williams
                                               ---------------------------------
                                               Warren L. Williams
                                               Senior Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer


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                                  Exhibit Index

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Exhibit
Number                       Description
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
99            Press release dated August 9, 2004, issued by the Registrant.
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